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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-5)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    33-84924                13-3439681
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

        Seven World Trade Center
        NEW YORK, NEW YORK                                       10048
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.                     Description
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     1                   23               Consent of Independent Accountants

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 23, 1996

                                     SALOMON BROTHERS MORTGAGE
                                     SECURITIES VII, INC.



                                     By:      /s/ VINCENT J. VARCA
                                        ------------------------------
                                     Name:    Vincent J. Varca
                                     Title:   Assistant Vice President

                                INDEX TO EXHIBITS



     Exhibit No.                Description                                 Page
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          1            Consent of Coopers & Lybrand L.L.P.                   6